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                                UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 18, 1999

                       (Date of earliest event reported)

                        HAWTHORNE FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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                 Delaware                                    95-2085671
     (State or Other Jurisdiction of                      (I.R.S. Employer
      Incorporation or Organization)                   Identification Number)


      2381 Rosecrans Avenue, El Segundo, CA                    90245
     (Address of Principal Executive Offices)               (Zip Code)

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       Registrant's telephone number, including area code (310) 725-5000


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ITEM 5.     OTHER EVENTS.

                  Hawthorne Financial Corporation (the "Company"), parent
            company of Hawthorne Savings, F.S.B. (the "Bank"), announced that Scott Braly has resigned from his positions of President, Chief Executive Officer and Director of the Company and the Bank. Gary Brummett will be acting President and Chief Executive Officer of the Company and the Bank during the interim while the Board undergoes a search for a new President and Chief Executive Officer.

                  The Company will continue to specialize in originating real estate secured loans throughout Southern California; however, it is the intention of the Company to lower the risk profile of the loan portfolio, and to enhance franchise value through expanding the products and services offered to retail customers.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits.

                  1.    Press Release dated November 18, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        HAWTHORNE FINANCIAL CORPORATION

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Dated November 18, 1999             /s/ GARY BRUMMETT
                                    -----------------------------------------
                                    Gary Brummett
                                    Acting President and
                                    Chief Executive Officer

Dated November 18, 1999             /s/ SIMONE LAGOMARSINO
                                    -----------------------------------------
                                    Simone Lagomarsino
                                    Executive Vice President and
                                    Chief Financial Officer
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